                                                                    Exhibit 4.2


         COMMON STOCK          CROSS MEDICAL              COMMON STOCK
           [GRAPHIC]           PRODUCTS, INC.               [GRAPHIC]

INCORPORATED UNDER THE LAWS OF                        SEE REVERSE FOR CERTAIN
    THE STATE OF DELAWARE                                    DEFINITIONS

                                                          CUSIP 227910 10 6




THIS CERTIFIES THAT




IS THE OWNER OF



   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF

--------------------------CROSS MEDICAL PRODUCTS, INC.--------------------------
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile signatures of its duly authorized officers.

Dated:
Authorized Signature

/s/ Curtis A. Loveland                                /s/ Edward R. Funk
       SECRETARY                                       CHAIRMAN OF THE BOARD


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Countersigned and Registered:
                                FIFTH THIRD BANK
                               (Cincinnati, Ohio)               Transfer Agent
By                                                                and Registrar
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
                          CROSS MEDICAL PRODUCTS, INC.

        The Corporation will furnish to any shareholder upon request and without charge a full statement of: (a) the designations, relative rights, preferences and limitations applicable to each class of capital stock authorized to be issued; (b) the variations in rights, preferences and limitations determined for each series authorized to be issued within each such class; and (c) the authority of the Board of Directors to determine such variations for subsequent series.

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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                 [INSCRIPTIONS]

        TEN COM-  as tenants in common              UNIF TRANS MIN ACT-                            Custodian
                                                                      ---------------------------             -------------------
        TEN ENT-  as tenants by the entireties                                   (Cust)                              (Minor)

        JT TEN -  as joint tenants with
                  right of survivorship and                                       under Uniform Transfers to Minors
                  not as tenants in common
                                                                                  Act
                                                                                      -------------------------------------------
                                                                                                          (State)

    Additional abbreviations may also be used though not in the above list.

        For Value received,                 hereby sold assign and transfer unto
                           ----------------

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBERS OF ASSIGNEE
     --------------------------------------

     --------------------------------------

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             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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--------------------------------------------------------------------------Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                   ---------------------------------------------
                                                                     Attorney to
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transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                             X
      --------------------------    --------------------------------------------

                                  X
                                    --------------------------------------------
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                    UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT, OR ANY CHANGE WHATEVER.





SIGNATURE GUARANTEED:
                      ----------------------------------------------------------
                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.





KEEP THIS CERTIFICATE IN A SAFE PLACE, IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.